UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.              REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset Income Fund
(PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Income Fund

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

What’s inside

Letter from the president	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Dividend reinvestment plan	29

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

Western Asset Income Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a

IV	Western Asset Income Fund

Investment commentary (cont’d)

contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign

Western Asset Income Fund	V

core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 4.98% for the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Western Asset Income Fund returned 4.27% based on its net asset value (“NAV”)viii and 6.00% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexix and the Barclays Capital U.S. Credit Indexx, returned 4.97% and 3.41%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexi returned 3.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.39 per share, which may have included a return of capital. The performance table on the following page shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

VI	Western Asset Income Fund

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$14.02 (NAV)	4.27%†
$13.27 (Market Price)	6.00%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Income Fund	VII

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

x	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Income Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the Fund’s portfolio as of June 30, 2011 and December 31, 2010, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

2	Western Asset Income Fund 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
Govt	— Government
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
PAI	— Western Asset Income Fund

Western Asset Income Fund 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
Govt	— Government
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
PAI	— Western Asset Income Fund

4	Western Asset Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 91.7%
Consumer Discretionary — 5.8%
Automobiles — 0.6%
Escrow GCB General Motors	8.250%	7/15/23	$2,710,000	$ 67,750	(a)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	690,000	687,641
Total Automobiles				755,391
Hotels, Restaurants & Leisure — 0.2%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	180,000	207,450
Media — 4.2%
Comcast Cable Holdings LLC	9.800%	2/1/12	375,000	394,350
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,013,664
Comcast Corp., Notes	6.450%	3/15/37	120,000	128,347
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	180,620
News America Inc., Senior Notes	6.550%	3/15/33	545,000	582,484
Omnicom Group Inc., Notes	6.250%	7/15/19	190,000	210,326
TCI Communications Inc.	8.750%	8/1/15	160,000	196,391
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	662,589
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	677,398
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	718,374
United Business Media Ltd., Notes	5.750%	11/3/20	640,000	635,891	(b)
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	211,147
Total Media				5,611,581
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	439,990
Specialty Retail — 0.5%
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	701,318
Total Consumer Discretionary				7,715,730
Consumer Staples — 3.3%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	286,415
Food & Staples Retailing — 0.7%
Delhaize Group, Senior Notes	6.500%	6/15/17	290,000	334,334
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	530,000	553,350	(b)
Total Food & Staples Retailing				887,684
Food Products — 0.1%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000	163,980
Tobacco — 2.3%
Altria Group Inc., Senior Notes	4.750%	5/5/21	410,000	409,719
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	300,000	349,426
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	296,988

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	5

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	$ 490,000	$ 562,619
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,360,000	1,436,561
Total Tobacco				3,055,313
Total Consumer Staples				4,393,392
Energy — 14.5%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	466,482
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	240,000	232,427
Total Energy Equipment & Services				698,909
Oil, Gas & Consumable Fuels — 14.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	537,106
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	35,000	40,122
Apache Corp.	6.900%	9/15/18	100,000	121,256
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	206,551
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	76,841
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	88,659
ConocoPhillips, Notes	6.500%	2/1/39	810,000	946,195
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	362,511
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	380,000	490,074
Duke Capital LLC, Senior Notes	6.250%	2/15/13	800,000	861,861
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,334,110
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	158,082
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	217,246
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	325,422
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	618,338
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,481,616
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	310,491
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,230,671
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	530,000	553,247
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	334,025	(b)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	402,118
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,777,353
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	945,778
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	700,000	746,980
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	600,000	564,000	(b)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	289,873
Williams Cos. Inc., Debentures	7.500%	1/15/31	76,000	86,917
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	60,000	70,032

See Notes to Financial Statements.

6	Western Asset Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$986,000	$1,253,720
Total Oil, Gas & Consumable Fuels				18,431,195
Total Energy				19,130,104
Financials — 40.7%
Capital Markets — 5.4%
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	524,843
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	880,000	704,000	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	43,879
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	278,814
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	574,658
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	639,989
Jefferies Group Inc., Senior Notes	5.125%	4/13/18	390,000	390,787
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	480,000	118,800	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	620,000	153,450	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,250,000	0	(a)(b)(e)(f)(g)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	327,474
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	400,000	421,084
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,041,600
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	300,031
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	110,159
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	936,643
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	101,219
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	509,025
Total Capital Markets				7,176,455
Commercial Banks — 12.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	585,000	435,094	(c)(d)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	750,000	748,125	(b)(c)
BankAmerica Capital III, Junior Subordinated Notes	0.848%	1/15/27	215,000	173,800	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	130,000	132,600	(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	480,000	487,200	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	301,121	(b)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	230,000	233,636
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	600,000	593,359
BNP Paribas, Senior Notes	5.000%	1/15/21	400,000	402,163

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	7

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
BPCE SA, Subordinated Bonds	12.500%	9/30/19	$361,000	$413,114	(b)(c)(d)
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	368,150	(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	564,954
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,050,000	1,097,250	(b)(c)(d)
Glitnir Banki HF, Notes	6.330%	7/28/11	400,000	111,000	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	210,000	0	(a)(b)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	680,000	0	(a)(b)(d)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	560,000	484,400	(b)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,275,750	(c)
HSBC Holdings PLC, Senior Notes	5.100%	4/5/21	250,000	256,196
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	790,000	823,911	(b)
Landsbanki Islands HF	7.431%	10/19/17	730,000	0	(a)(b)(d)(e)(f)(g)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	590,000	614,222
Mizuho Financial Group Cayman Ltd.	5.790%	4/15/14	550,000	595,971	(b)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	489,789	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	858,000	1,094,808	(b)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,095,000	1,096,735	(b)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000	1,134,000	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	70,000	70,686
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	503,387
Societe Generale, Senior Notes	5.200%	4/15/21	690,000	677,620	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/8/11	960,000	878,400	(c)(d)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	450,000	440,224
Total Commercial Banks				16,497,665
Consumer Finance — 4.7%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,657,631
Ally Financial Inc., Senior Notes	8.300%	2/12/15	370,000	413,475
Ally Financial Inc., Senior Notes	8.000%	11/1/31	728,000	788,060
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	215,070
American Express Co., Senior Notes	8.125%	5/20/19	220,000	278,913
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	380,175	(c)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	265,911

See Notes to Financial Statements.

8	Western Asset Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	$610,000	$658,897
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,060,000	1,087,574	(b)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	360,000	386,570
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	130,000	129,990
Total Consumer Finance				6,262,266
Diversified Financial Services — 12.6%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	750,000	761,250	(b)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	150,000	156,647	(c)(d)
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	81,087
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	30,975
Bank of America Corp., Senior Notes	5.000%	5/13/21	520,000	513,681
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	154,000	168,695
Capital One Capital VI	8.875%	5/15/40	190,000	195,968
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	685,549
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	293,620
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	231,092
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,586,758
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	563,116
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	528,579
General Electric Capital Corp., Notes	5.300%	2/11/21	1,710,000	1,779,327
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,110,909
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	1,120,000	1,240,131
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	600,000	615,000	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	671,500	(b)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	207,813
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	517,000
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	127,019
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	205,200
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	80,000	84,800	(b)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	600,000	642,000	(b)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	804,589
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	1,000,000	989,123
UFJ Finance Aruba AEC	6.750%	7/15/13	355,000	390,074
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,461,600	(b)(c)
Total Diversified Financial Services				16,643,102

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	9

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 4.2%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	$480,000	$478,800	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	72,800
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	96,875
ASIF Global Financing XIX	4.900%	1/17/13	30,000	31,200	(b)
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	238,280
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	250,000	249,853	(b)(c)(d)
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	189,196
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	1,170,000	1,104,921	(c)(d)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	300,000	299,250	(b)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	270,000	286,492	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,160,000	1,131,000
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	396,950	(c)
Prudential Holdings LLC, Bonds, FSA-Insured	7.245%	12/18/23	260,000	302,908	(b)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	455,155	(b)
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	248,854
Total Insurance				5,582,534
Real Estate Investment Trusts (REITs) — 0.5%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	143,428
Westfield America Trust, Senior Notes	4.625%	5/10/21	470,000	456,115	(b)
Total Real Estate Investment Trusts (REITs)				599,543
Thrifts & Mortgage Finance — 0.8%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	375,000	391,170
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	500,000	526,912
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	160,794
Total Thrifts & Mortgage Finance				1,078,876
Total Financials				53,840,441
Health Care — 3.2%
Health Care Equipment & Supplies — 0.2%
Hospira Inc., Senior Notes	6.050%	3/30/17	210,000	238,350
Health Care Providers & Services — 2.8%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	280,130
HCA Inc., Senior Notes	6.250%	2/15/13	930,000	962,550
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	65,894
Humana Inc.	8.150%	6/15/38	190,000	230,477
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	250,613

See Notes to Financial Statements.

10	Western Asset Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	$ 682,000	$731,445
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	732,000	831,735
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	50,000	55,187
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	35,101
WellPoint Inc., Notes	5.875%	6/15/17	290,000	331,562
Total Health Care Providers & Services				3,774,694
Life Sciences Tools & Services — 0.2%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	200,000	216,993
Total Health Care				4,230,037
Industrials — 4.4%
Aerospace & Defense — 1.1%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	785,625
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	660,000	678,150
Total Aerospace & Defense				1,463,775
Airlines — 1.6%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	44,722	46,510
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	99,958	105,076
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	209,422	225,652
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	180,767	194,325	(f)
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	289,797	315,879
Delta Air Lines, Secured Notes	4.950%	5/23/19	374,558	374,558	(f)
Delta Air Lines Inc., Pass-Through Certificates	7.111%	9/18/11	290,000	293,248
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	110,000	111,100
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	340,000	364,650	(b)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	129,199	147,610
Total Airlines				2,178,608
Commercial Services & Supplies — 0.5%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	141,715
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	348,669
Republic Services Inc., Senior Notes	4.750%	5/15/23	200,000	198,590
Total Commercial Services & Supplies				688,974
Industrial Conglomerates — 0.3%
United Technologies Corp., Senior Notes	6.125%	2/1/19	300,000	350,839
Machinery — 0.9%
Caterpillar Inc., Senior Notes	5.200%	5/27/41	280,000	280,026
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	865,088
Total Machinery				1,145,114

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	11

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.0%
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	$30,000	$28,625	(b)
Total Industrials				5,855,935
Information Technology — 1.0%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	360,000	359,167
IT Services — 0.6%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	533,519
Mantech International Corp., Senior Notes	7.250%	4/15/18	320,000	334,400
Total IT Services				867,919
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	129,464
Total Information Technology				1,356,550
Materials — 4.7%
Chemicals — 0.8%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	980,559
Metals & Mining — 3.3%
Barrick Gold Financeco LLC, Senior Notes	6.125%	9/15/13	250,000	276,463
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	290,000	290,801
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,330,000	1,453,025
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	874,527
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	120,000	119,197
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	153,645
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,246,482
Total Metals & Mining				4,414,140
Paper & Forest Products — 0.6%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	282,447
Georgia-Pacific Corp., Debentures	9.500%	12/1/11	325,000	334,290
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	150,000	159,750
Total Paper & Forest Products				776,487
Total Materials				6,171,186
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 6.3%
AT&T Corp., Senior Notes	8.000%	11/15/31	9,000	11,910
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,349,101
AT&T Inc., Senior Notes	5.350%	9/1/40	1,103,000	1,045,496
British Telecommunications PLC, Bonds	9.875%	12/15/30	330,000	453,330
Deutsche Telekom International Finance BV, Bonds	8.750%	6/15/30	580,000	765,479

See Notes to Financial Statements.

12	Western Asset Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	$160,000	$180,950
Embarq Corp., Notes	7.082%	6/1/16	330,000	366,835
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	257,300
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	963,750
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	390,000	387,859
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	20,000	18,856
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	220,000	231,021
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	650,000	644,324
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	100,000	105,797
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	720,000	1,016,398
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	570,000	586,482
Total Diversified Telecommunication Services				8,384,888
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	190,000	213,208
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	336,470
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	339,900
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	940,000	1,017,550
Total Wireless Telecommunication Services				1,907,128
Total Telecommunication Services				10,292,016
Utilities — 6.3%
Electric Utilities — 4.6%
CP&L Inc., First Mortgage Secured Bonds	5.300%	1/15/19	220,000	245,565
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	558,381
EEB International Ltd., Senior Bonds	8.750%	10/31/14	260,000	275,990	(b)
Enersis SA, Notes	7.400%	12/1/16	452,000	530,370
FirstEnergy Corp., Notes	6.450%	11/15/11	3,000	3,056
FirstEnergy Corp., Notes	7.375%	11/15/31	110,000	125,249
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	1,280,000	1,250,373	(b)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	148,036
PNPP II Funding Corp.	9.120%	5/30/16	1,396,000	1,559,290
Sithe Independence Funding, Notes	9.000%	12/30/13	826,160	845,195
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	577,334
Total Electric Utilities				6,118,839
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	193,231	(b)
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	120,000	94,800
Multi-Utilities — 1.5%
CenterPoint Energy Inc.	6.850%	6/1/15	1,150,000	1,327,144

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	13

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — continued
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	$ 250,000	$323,648
DTE Energy Co.	6.350%	6/1/16	260,000	301,523
Total Multi-Utilities				1,952,315
Total Utilities				8,359,185
Total Corporate Bonds & Notes (Cost — $115,706,844)				121,344,576
Asset-Backed Securities — 1.2%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	70,000	75,309	(b)
Education Funding Capital Trust, 2004-1 A5	1.716%	6/15/43	300,000	280,500	(c)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	490,000	512,021	(b)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	100,000	108,330	(b)
SLM Student Loan Trust, 2011-A A2	4.370%	4/17/28	330,000	341,940	(b)
SLM Student Loan Trust, 2011-A A3	2.687%	1/15/43	330,000	331,726	(b)(c)
Total Asset-Backed Securities (Cost — $1,599,492)				1,649,826
Collateralized Mortgage Obligations — 0.4%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.156%	9/25/37	263,837	256,318	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.027%	9/25/37	276,380	274,610	(c)
Total Collateralized Mortgage Obligations (Cost — $535,409)				530,928
Municipal Bonds — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	310,000	321,569
Illinois State, GO	5.877%	3/1/19	310,000	318,640
Total Municipal Bonds (Cost — $620,000)				640,209
Sovereign Bonds — 1.1%
Canada — 0.7%
Quebec Province	7.970%	7/22/36	650,000	927,709
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	200,000	195,000	(b)(c)
Mexico — 0.0%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	24,000	27,900
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	216,500	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	46,710	55,059	(b)
Total Russia				271,559
Total Sovereign Bonds (Cost — $1,213,977)				1,422,168
U.S. Government & Agency Obligations — 0.2%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	350,000	245,011

See Notes to Financial Statements.

14	Western Asset Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — 0.0%
U.S. Treasury Bonds	4.750%	2/15/41	$30,000	$31,889
Total U.S. Government & Agency Obligations (Cost — $244,005)				276,900

			Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
General Motors Co.			10,567	320,814	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			1,208	43,476	*
Total Common Stocks (Cost — $961,588)				364,290
Preferred Stocks — 2.1%
Financials — 2.1%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		4,500	126,360
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		47,925	1,226,880	*
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		20,825	537,701	(c)
Citigroup Capital XIII	7.875%		22,900	636,162	(c)
Total Diversified Financial Services				1,173,863
Thrifts & Mortgage Finance — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		96,825	285,634	*(c)
Federal National Mortgage Association (FNMA)	8.250%		11,700	25,155	*(c)
Total Thrifts & Mortgage Finance				310,789
Total Preferred Stocks (Cost — $3,896,682)				2,837,892

		Expiration Date	Warrants
Warrants — 0.3%
General Motors Co.		7/10/16	9,606	205,568	*
General Motors Co.		7/10/19	9,606	153,024	*
Total Warrants (Cost — $1,026,533)				358,592
Total Investments before Short-Term Investments (Cost — $125,804,530)				129,425,381

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	15

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.8%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $168,893)	0.110 - 0.120%	1/10/12	$169,000	$168,900	(h)(i)
Repurchase Agreements — 0.7%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/11; Proceeds at maturity — $938,000; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value — $956,760) (Cost — $938,000)	0.010%	7/1/11	938,000	938,000
Total Short-Term Investments (Cost — $1,106,893)				1,106,900
Total Investments — 98.6% (Cost — $126,911,423#)				130,532,281
Other Assets in Excess of Liabilities — 1.4%				1,787,763
Total Net Assets — 100.0%				$132,320,044

*	Non-income producing security.
(a)	Illiquid security.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	The coupon payment on these securities is currently in default as of June 30, 2011.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Value is less than $1.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO — General Obligation

See Notes to Financial Statements.

16	Western Asset Income Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $126,911,423)	$130,532,281
Cash	99
Interest receivable	1,830,887
Receivable from broker — variation margin on open futures contracts	34,555
Deposits with brokers for open futures contracts	10,006
Prepaid expenses	38,138
Other receivable	13,944
Total Assets	132,459,910

Liabilities:
Investment management fee payable	58,323
Directors’ fees payable	4,534
Accrued expenses	77,009
Total Liabilities	139,866
Total Net Assets	$132,320,044

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,436,904 shares issued and outstanding) (Note 5)	$ 94,369
Paid-in capital in excess of par value	142,450,072
Overdistributed net investment income	(130,757)
Accumulated net realized loss on investments and futures contracts	(13,717,707)
Net unrealized appreciation on investments and futures contracts	3,624,067
Total Net Assets	$132,320,044

Shares Outstanding	9,436,904

Net Asset Value	$14.02

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$ 4,045,719
Dividends	54,941
Total Investment Income	4,100,660

Expenses:
Investment management fee (Note 2)	354,280
Shareholder reports	29,311
Transfer agent fees	25,968
Legal fees	22,096
Audit and tax	20,683
Taxes, other than federal income taxes	18,444
Stock exchange listing fees	9,519
Fund accounting fees	8,417
Custody fees	7,204
Directors’ fees	4,849
Miscellaneous expenses	2,586
Total Expenses	503,357
Less: Fees forgone and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	491,357
Net Investment Income	3,609,303

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,303,808)
Futures contracts	(263,485)
Net Realized Loss	(1,567,293)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,504,335
Futures contracts	(51,493)
Change in Net Unrealized Appreciation (Depreciation)	3,452,842
Net Gain on Investments and Futures Contracts	1,885,549
Increase in Net Assets From Operations	$ 5,494,852

See Notes to Financial Statements.

18	Western Asset Income Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the six months ended June 30, 2011 (unaudited) and the year ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 3,609,303	$ 7,449,424
Net realized gain (loss)	(1,567,293)	165,561
Change in net unrealized appreciation (depreciation)	3,452,842	5,647,246
Increase in Net Assets From Operations	5,494,852	13,262,231

Distributions to Shareholders From (Note 1):
Net investment income	(3,633,213)	(7,452,250)
Decrease in Net Assets From Distributions to Shareholders	(3,633,213)	(7,452,250)

Fund Share Transactions:
Reinvestment of distributions (0 and 7,337 shares issued, respectively)	—	99,506
Increase in Net Assets From Fund Share Transactions	—	99,506
Increase in Net Assets	1,861,639	5,909,487

Net Assets:
Beginning of period	130,458,405	124,548,918
End of period*	$ 132,320,044	$ 130,458,405
* Includes overdistributed net investment income of:	$(130,757)	$(106,847)

See Notes to Financial Statements.

Western Asset Income Fund 2011 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]		2010	2009	2008	2007	2006

Net asset value, beginning of period	$13.82		$13.21	$10.66	$15.13	$15.91	$15.73

Income (loss) from operations:
Net investment income[2]	0.38		0.79	0.83	0.98	0.95	0.91
Net realized and unrealized gain (loss)	0.21		0.61	2.66	(4.47)	(0.61)	0.21
Total income (loss) from operations	0.59		1.40	3.49	(3.49)	0.34	1.12

Less distributions from:
Net investment income	(0.39)		(0.79)	(0.94)	(0.94)	(0.96)	(0.86)
Net realized gains	—		—	—	(0.04)	(0.16)	(0.08)
Total distributions	(0.39)		(0.79)	(0.94)	(0.98)	(1.12)	(0.94)

Net asset value, end of period	$14.02		$13.82	$13.21	$10.66	$15.13	$15.91

Market price, end of period	$13.27		$12.89	$12.75	$10.49	$13.50	$15.52
Total return, based on NAV[3,4]	4.27%		10.86%	34.41%	(24.05)%	2.17%	7.38%
Total return, based on Market Price[3,5]	6.00%		7.28%	31.75%	(15.82)%	(6.16)%	17.02%

Net assets, end of period (000s)	$132,320		$130,458	$124,549	$100,105	$142,029	$149,406

Ratios to average net assets:
Gross expenses	0.77%	[6]	0.78%	0.89%	0.91%	0.83%	0.84%
Net expenses[7,8]	0.75	[6]	0.76	0.86	0.89	0.81	0.82
Net investment income	5.51	[6]	5.78	7.07	7.32	6.10	5.81

Portfolio turnover rate	29%		42%	45%	17%	46%	51%

1  For the six months ended June 30, 2011 (unaudited).

2  Per share amounts have been calculated using the average shares method.

3  Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

5  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  Annualized.

7  Reflects fees forgone and/or expense reimbursements.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Western Asset Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Income Fund 2011 Semi-Annual Report	21

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$120,775,693	$568,883	$121,344,576
Asset-backed securities	—	1,649,826	—	1,649,826
Collateralized mortgage obligations	—	530,928	—	530,928
Municipal bonds	—	640,209	—	640,209
Sovereign bonds	—	1,422,168	—	1,422,168
U.S. government & agency obligations	—	276,900	—	276,900
Common stocks	$ 364,290	—	—	364,290
Preferred stocks	2,837,892	—	—	2,837,892
Warrants	358,592	—	—	358,592
Total long-term investments	$3,560,774	$125,295,724	$568,883	$129,425,381
Short-term investments†	—	1,106,900	—	1,106,900
Total investments	$3,560,774	$126,402,624	$568,883	$130,532,281
Other financial instruments:
Futures contracts	$ 29,213	—	—	$ 29,213
Total	$3,589,987	$126,402,624	$568,883	$130,561,494

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$ 26,004	—	—	$26,004

†  See Schedule of Investments for additional detailed categorizations.

22	Western Asset Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of December 31, 2010	$ 0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	568,883
Transfers out of Level 3	—
Balance as of June 30, 2011	$568,883
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011	—

*  Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percent age of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day,

Western Asset Income Fund 2011 Semi-Annual Report	23

depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements

24	Western Asset Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six months ended June 30, 2011, fees forgone and/or expenses reimbursed amounted to $12,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

Western Asset Income Fund 2011 Semi-Annual Report	25

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$32,098,881	$6,377,390
Sales	31,462,068	6,360,903

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,790,610
Gross unrealized depreciation	(7,169,752)
Net unrealized appreciation	$ 3,620,858

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 30-Year Bonds	9	9/11	$1,117,478	$1,107,281	$ 10,197
U.S. Treasury 5-Year Notes	57	9/11	6,769,057	6,794,133	(25,076)
U.S. Treasury 2-Year Notes	2	9/11	437,759	438,687	(928)
U.S. Treasury 10-Year Notes	24	9/11	2,954,891	2,935,875	19,016
Net unrealized gain on open futures contracts					$ 3,209

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$29,213

LIABILITY DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$26,004

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

26	Western Asset Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(263,485)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(51,493)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$ 2,074,386
Futures contracts (to sell)	8,868,868

†  At June 30, 2011, there were no open positions held in this derivative.

5. Common shares

Of the 9,436,904 shares of common stock outstanding at June 30, 2011, the Investment Adviser owned 72,156 shares.

6. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.

Western Asset Income Fund 2011 Semi-Annual Report	27

Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Distributions subsequent to June 30, 2011

On May 19, 2011, the Board of Directors (the “Board”) of the Fund declared three distributions, each in the amount of $0.0600 per share, payable on July 29, 2011, August 26, 2011 and September 30, 2011 to shareholders of record on July 22, 2011, August 19, 2011 and September 23, 2011, respectively.

8. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $11,520,200, of which $676,492 expires in 2016, $10,616,218 expires in 2017 and $227,490 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

28	Western Asset Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 17, 2011. Of the 9,436,904 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Ronald J. Arnault	8,139,042	159,840
Anita L. DeFrantz	8,132,297	166,585
Ronald L. Olson	8,113,803	185,079
William E.B. Siart	8,146,293	152,590
Jaynie Miller Studenmund	8,114,386	184,496
Avedick B. Poladian	8,120,323	178,560
R. Jay Gerken	8,151,726	147,156

Western Asset Income Fund	29

Dividend reinvestment plan

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you

30	Western Asset Income Fund

Dividend reinvestment plan (cont’d)

wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, N.Y. 10038 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund

Directors

William E. B. Siart
Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, CFA
President

Kaprel Ozsolak
Principal Financial and Accounting Officer

Todd F. Kuehl
Chief Compliance Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Erin K. Morris

Treasurer

Western Asset Income Fund

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Transfer agent American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038 New York Stock Exchange Symbol PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASXO12841 8/11 SR11-1447

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an Semi-Annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Income Fund

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Income Fund

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer of
Western Asset Income Fund

Date:	August 26, 2011